UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2023

PRECIPIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36439	91-1789357
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

At The Market Offering Agreement

On April 14, 2023, Precipio, Inc. (the “Company”) entered into a Sales Agreement with A.G.P./Alliance Global Partners (“A.G.P.”), pursuant to which the Company may offer and sell from time to time shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”) to or through A.G.P., as sales agent (the “Sales Agreement”), in an “at the market offering” (as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended) of the Shares (the “ATM Offering”).  A.G.P. will be entitled to a commission at a fixed rate of 3.0% of the gross proceeds from each sale of Shares pursuant to the Sales Agreement.

Due to the offering limitations applicable to us under General Instruction I.B.6. of Form S-3, so long as our public float remains below $75,000,000, we may not sell shares with a value greater than one-third of our public float in any 12-month period. Accordingly, the Company has filed a prospectus to its registration statement on Form S-3 (File No. [ ]) offering shares of common stock having an aggregate gross sales price of up to $5,800,000 pursuant to the Sales Agreement. If our public float increases such that we may sell additional amounts under the Sales Agreement, we will be required to file another prospectus supplement prior to making additional sales. The $5,800,000 of Common Stock that may be offered, issued and sold under the ATM Prospectus is included in the $50,000,000 of securities that may be offered, issued and sold by us under the Base Prospectus. No Shares may be sold under the Prospectus until the Registration Statement has been declared effective by the United States Securities and Exchange Commission (the “SEC”).

Under the Sales Agreement, Shares may be sold by any method permitted by law deemed to be an “at the market offering.” A.G.P. will also be able to sell shares of Common Stock by any other method permitted by law, including in negotiated transactions with the Company’s prior written consent. Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, A.G.P. is required to use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of The Nasdaq Capital Market to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. A.G.P. is not under any obligation to purchase any of the Shares on a principal basis pursuant to the Sales Agreement, except as otherwise agreed by A.G.P. and the Company in writing and expressly set forth in a placement notice. A.G.P.’s obligations to sell the Shares under the Sales Agreement are subject to satisfaction of certain conditions, including customary closing conditions. The Company is not obligated to make any sales of Shares under the Sales Agreement and any determination by the Company to do so will be dependent, among other things, on market conditions and the Company’s capital raising needs.

The Sales Agreement contains representations, warranties and covenants that are customary for transactions of this type. In addition, the Company has provided A.G.P. with customary indemnification and contribution rights. The Company has also agreed to reimburse A.G.P. for certain specified expenses, including the expenses of counsel to A.G.P. The offering of the Shares pursuant to the Sales Agreement will terminate upon the termination of the Sales Agreement by A.G.P. or the Company, as permitted therein. This Current Report on 8-K (this “Report”) shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached as an exhibit to the Registration Statement as Exhibit 1.1 and is incorporated herein in its entirety by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Sales Agreement, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01 Other Events

Forward-Looking Statements

To the extent that statements in this Current Report on Form 8-K are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. The terms “expect,” “anticipate,” “believe,” “estimate,” “project,” “may,” “plan,” “will,” “would,” “should” and “intend,” and other words or phrases of similar import are intended to identify forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on the Company’s current beliefs and expectations as to such future outcomes. For a discussion of other risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance upon any forward-looking statements as the statements in this current report on Form 8-K are valid only as of the date hereof and disclaims any obligation to update this information, except as may be required by

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Sales Agreement, dated April 14, 2021, by and between Precipio, Inc. and A.G.P./Alliance Global Partners.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date:      April 14, 2023